UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14C INFORMATION

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Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No.   )

Check the appropriate box:

[ X ]           Preliminary Information Statement
[     ]           Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d) (2))
[     ]           Definitive Information Statement

Community Alliance, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]           No fee required
[  ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid: N/A

[  ]     Fee paid previously with preliminary materials.
[  ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: N/A
(2) Form, Schedule or Registration Statement No.: N/A
(3) Filing Party: Community Alliance, Inc.
(4) Date Filed: N/A

Community Alliance, Inc.

3411 Preston Rd #C13-226, Frisco, Texas 75034

August 6, 2010

To the Shareholders:

The purpose of this Information Statement is to is to inform the holders of record, as of the close of business on July 27, 2010 (the "Record Date"), of shares of common stock, par value $0.001 per share (the "Common Stock") of Community Alliance, Inc., a Nevada corporation ("the Company"), that our Board of Directors and holders of a majority of our capital stock have given written consent as of July 27, 2010, to approve the following:

1.	To change our name to “Enviro-Energies Wind Technologies.”

Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent.  Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the Name Change as described in this Information Statement.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders.  This Information Statement is first being mailed or furnished to stockholders on or about August 6, 2010.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

By Order of the Board of Directors

/s/ James Rowan
James Rowan
Director

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Community Alliance, Inc.

3411 Preston Rd #C13-226, Frisco, Texas 75034

INFORMATION STATEMENT
AND NOTICE OF ACTIONS TAKEN
BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information

This Information Statement is being provided to the Shareholders of Community Alliance, Inc. ("the Company"), in connection with our prior receipt of approval by written consent, in lieu of a meeting of shareholders, to approve the following:

1.	To change our name to “Enviro-Energies Wind Technologies.”

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders.  The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

Community Alliance, Inc.
9595 Six Pines Drive, Suite 8210
The Woodlands, TX 77380

Stockholders may also address future requests regarding delivery of Information Statements and/or annual reports by contacting the Company at the address listed above.

Information on Consenting Stockholders

Pursuant to the Company's Bylaws and the Nevada Corporate Law, the amendment to articles to effectuate the change the Company’s name must be approved by the vote of the holders of shares representing a majority of the voting power of the common stock.  The Company's Articles of Incorporation do not authorize cumulative voting.

Outstanding Voting Stock of the Company

As of the Record Date, the Company had: 95,000,000 authorized shares of common stock, of which 3,507,000 were issued and outstanding and 5,000,000 authorized shares of preferred stock of which no shares were issued and outstanding.

The consenting stockholders voted in favor of the actions described by written consent, dated July 27, 2010.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

The elimination of the need for a special meeting of shareholders to approve the corporate actions is authorized by Section 78.320 of the Nevada Revised Statutes which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, if before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the corporate actions as early as possible to accomplish the purposes of the company as hereafter described, the company decided to proceed with the corporate actions by obtaining the written consent of shareholders holding a majority of the voting power of the Company.

No Dissenters' Rights

Under the General Corporation Law of the State of Nevada, our shareholders are not entitled dissenter’s rights in connection with any action proposed in this Information Statement.

Effective Date of Stockholder Actions

The Name Change will become effective immediately upon the filing of the Articles of Amendment with the Office of the Secretary of State of Nevada. A copy of the Articles of Amendment is attached hereto as Appendix A. The filings will be made at least 20 days after the date this Information Statement is first mailed to the Company’s stockholders.

Stockholders Sharing an Address

We will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

- ACTION #1 -

TO CHANGE THE COMPANY’S NAME TO “ENVIRO-ENERGIES WIND TECHNOLOGIES.”

On July 27, 2010, our Board of Directors approved, subject to receiving the approval of the holder of a majority of our outstanding capital stock, an amendment of our Articles of Incorporation (the “Amended Articles”), to change our name to “Enviro-Energies Wind Technologies” to more accurately reflect our future operations. The majority stockholders approved the Amended Articles pursuant to a written consent dated as of July 27, 2010. The proposed Amended Articles are attached hereto as Appendix A.

The Amended Articles effecting the name change will become effective following the 20th day after the mailing of this Information Statement to our stockholders as of the Record Date.

The Amended Articles have been adopted based on the anticipated change of business of the Company. We will develop toward to the new wind energy technology operations which has become our major business. Therefore, our Board of Directors has determined that the change of our name to “Enviro-Energies Wind Technologies” is in the best interest of our stockholders and will more accurately reflect, and allow us to engage in, our new business operations.

SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our common stock beneficially owned as of July 27, 2010 by:

(i)	each stockholder known by us to be the beneficial owner of five (5%) percent or more of our outstanding common stock;

(ii)	each person intending to file a written consent to the name change;

(iii)           each of our directors; and

(iv)           all executive officers and directors as a group.

This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.  As at July 27, 2010, there were 3,507,000 shares of our common stock issued and outstanding.

	Number Of	Percentage of
	Shares Beneficially	Outstanding
Name And Address	Owned	Shares

James Rowan (1)	2,600,000	74%

All Officers and Directors as Group	2,600,000	74%

Total	2,600,000	74%

(1)	183 South Service Rd., Unit #2 Grimsby, ON L3M 4H6

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from the date of this registration statement and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from the date of this registration statement.

INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to the Company’s Bylaws and the NRS, a vote by the holders of at least a majority of the voting shares is required to effect the action described herein.  As of the Record Date, the Company had 3,507,000 voting shares issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. The consenting stockholders are the holders of record and beneficial owners of a total of 2,600,000 shares of Common Stock which represent approximately 74% of the total number of voting shares. The consenting stockholders voted in favor of the actions described herein in a written consent, dated July 27, 2010. No consideration was paid for the consent. The consenting stockholders’ name, affiliations with the Company and beneficial holdings are as follows:

Voting Shareholder	Affiliation	Number of Voting Shares	Percentage of Voting Shares

James Rowan	Sole Officer and Director of the Company	2,600,000	74%

INTEREST OF CERTAIN PERSONS IN OR
OPPOSITION TO MATTERS TO BE ACTED UPON

No director, nominee for director, or officer of the Company, or associate of any of the foregoing persons, has any substantial interest, directly or indirectly, in the matter acted upon.  None of our directors have informed us in writing that he intends to oppose any action to be taken by the Company.

PROPOSALS BY SECURITY HOLDERS

There are no proposals by any security holders.

Conclusion

As a matter of regulatory compliance, we are sending you this Information Statement which describes the name change.  Your consent to the name change is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

                                   For the Board of Directors of Community Alliance, Inc.

                                   By:  /s/ James Rowan
                                   _________________________________
                                            James Rowan
 Director

Appendix A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390) USE BLACK INK ONLY – DO NOT HIGHLIGHT

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:  Community Alliance, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE I of the Articles of Incorporation is amended in its entirety as follows:

“ARTICLE I – NAME:  The Name of the Corporation is:  Enviro-Energies Wind Technologies.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: Greater than 50%.

4. Effective date of filing: (optional)
(must not be later than 90 days after the certificate is filed)

5. Signature (required)

/s/ James Rowan
_______________________________________
Signature of Officer